UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2015

eBullion, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-55231	46-2323674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor New York, New York 10005
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 837-7858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2015, eBullion, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation which increases the shares of authorized stock from 500,000,000 to 1,000,000,000 shares of common stock and upon effectiveness will effect a forward stock split of the Company’s common stock.  The Amendment shall be effective on March 12, 2015.

Item 9.01 Financial Statements and Exhibits.

3.1.	Certificate of Amendment to the Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBullion, Inc.

Date: March 12, 2015	By:	/s/ Kee Yuen Choi
Kee Yuen Choi
President and Chief Executive Officer

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